UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 8, 2003
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 8, 2003, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC7)
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             (Exact name of registrant as specified in its charter)

          New York                 333-105805-04                 13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  270 Park Avenue
                  New York, New York                              10017
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                  (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code   (212) 834-9280
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC7. On December 8, 2003, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 8, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as servicer and special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and JPMorgan Chase Bank, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC7 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of December 8, 2003 of $895,183,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of November 25, 2003, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(EX-4) Pooling and Servicing Agreement, dated as of December 8, 2003, among J.P. Morgan Chase Commercial
                                          Mortgage Securities Corp., Midland
                                          Loan Services, Inc., LaSalle Bank
                                          National Association, ABN AMRO Bank
                                          N.V. and JPMorgan Chase Bank.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2003

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.


                                       By: /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:   Charles Y. Lee
                                          Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing                          (E)
                        Agreement, dated as of
                        December 8, 2003, among J.P.
                        Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        Midland Loan Services, Inc.,
                        LaSalle Bank National
                        Association, ABN AMRO Bank
                        N.V. and JPMorgan Chase Bank.